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Exhibit 32.1

     CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                                  PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BlueFire Ethanol Fuels, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned officer of BlueFire Ethanol Fuels, Inc. does hereby certify, pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2007

                                                     /s/ Arnold Klann
                                                     ---------------------------
                                                     Arnold Klann
                                                     CHIEF EXECUTIVE OFFICER